Exhibit 10.40
FIRST AMENDMENT TO RESTRICTED STOCK AGREEMENT
     THIS FIRST AMENDMENT TO RESTRICTED STOCK AGREEMENT (the “Agreement”) is made as of this 8 day of November, 2007 by and between Group 1 Automotive, Inc., a Delaware corporation (the “Company”), and Earl J. Hesterberg (“Executive”). Capitalized terms used but not defined herein have the meanings attributed to such terms in the Agreement.
     WHEREAS, pursuant to the Agreement, the Company awarded 70,000 Restricted Shares to Executive; and
     WHEREAS, the Company desires to extend the dates at which the Forfeiture Restrictions are scheduled to lapse with respect to those Restricted Shares for which the Forfeiture Restrictions have not yet lapsed and Executive is agreeable to such extension.
     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
     1. Notwithstanding anything to the contrary in (a) the Agreement, (b) the Employment Agreement dated April 9, 2005 by and between the Company and Executive, and (c) the Notice of Grant of Award and Award Agreement effective April 21, 2005 with respect to the award of the Restricted Shares, the Forfeiture Restrictions applicable to the Restricted Shares will lapse in accordance with the following schedule, provided that Executive has been continuously employed by the Company from the date of the Agreement through the lapse date set forth below:

Number of Restricted Shares	Date of Lapse

20,000	April 21, 2007
10,000	May 15, 2008
10,000	May 15, 2009
30,000	May 15, 2010
Notwithstanding the foregoing, the Forfeiture Restrictions shall lapse as to all of the Restricted Shares then subject to the Forfeiture Restrictions on the date Executive’s employment with the Company is terminated by reason of death or Disability.
     2. Except as amended hereby, the Agreement is specifically ratified and reaffirmed.

EXECUTED this 8 day of November, 2007, effective for all purposes as provided above.

GROUP 1 AUTOMOTIVE, INC.
By:	/s/ Darryl M. Burman
	Name:	Darryl M. Burman
	Title:	Vice President

EXECUTIVE
By:	/s/ Earl J. Hesterberg
	Name:	Earl J. Hesterberg
	Title:	President & Chief Executive Officer

SIGNATURE PAGE FOR
AMENDMENT TO RESTRICTED STOCK AGREEMENT
FOR EARL J. HESTERBERG